                                                                    EXHIBIT 10.3

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     THIS AMENDED AND RESTATED LOAN AGREEMENT ("Agreement"), dated as of the 28th day of February, 1997, is made and entered into on the terms and conditions hereinafter set forth, by and between CHECK INTO CASH, INC., a Delaware corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                   RECITALS:
                                   --------

     WHEREAS, Lender made a loan to Creditcorp of Tennessee, Inc. (f/k/a Creditcorp.), Creditcorp of Kentucky, LLC, Creditcorp of Illinois, LLC, Creditcorp of Indiana, LLC and Creditcorp of Wisconsin, LLC (the "Original Borrowers") in the original principal amount of up to $3,500,000 (the "Loan") pursuant to a Loan Agreement dated as of November 8, 1996 (the "Original Loan Agreement"), and Borrower has assumed the obligations of the Original Borrowers in connection with the Loan; and

     WHEREAS, Lender and Borrower, in connection with Borrower's assumption of the obligations of the Original Borrowers under the Loan Agreement, desire to amend and restate the Loan Agreement;

     WHEREAS, in order to induce Lender to agree to the assumption of the Loan by Borrower, Borrower has made certain representations to Lender; and

     WHEREAS, Lender, in reliance upon the representations and inducements of Borrower, has agreed to the assumption of the Loan by Borrower upon the terms and conditions hereinafter set forth.


                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the agreement of Lender to make the Loan, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                   ARTICLE 1
                                   THE LOAN
                                   --------

     1.1  Evidence of Loan Indebtedness and Repayment. Subject to the terms and
          -------------------------------------------
conditions hereof, Lender shall make the Loan to Borrower by wire transfer in immediately available funds. The Loan shall be advance to Borrower in up to eight (8) advances (individually, an "Advance" and collectively, the "Advances"). The first Advance was in the principal amount of $500,000 and was made on November 8, 1996. The second advance was in the principal amount of $500,000 and was made on December 26, 1996. Subsequent Advances shall be in amount of not less than $500,000 each (except for the last advance which may be for the remainder of the Loan amount) and shall be made as requested by Borrower, provided, however, that Lender's obligation to fund subsequent Advances shall be subject to the conditions set forth in Section 4.2. The Loan shall be evidenced by one (1) or more Secured Promissory Notes in the original principal amount of the applicable advance, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference (individually, a "Note" and collectively, the "Notes"), dated as of the date of the applicable Advance, executed by Borrower, in favor of Lender. Each Advance shall be payable in accordance with the terms of the applicable Note. The Notes, this Agreement and any other instruments and documents executed by Borrower, any guarantor of the Loan, or any shareholder, member, partner, subsidiary, or affiliate of Borrower, now or hereafter evidencing, securing or in any way related to the indebtedness evidenced by the Notes are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents."

     1.2  Processing Fee.  A processing fee of $70,000 has been paid to Lender
          --------------
in connection with the Loan.

     1.3  Purpose(s) of Loan and Use of Proceeds. The purposes of the Loan shall
          --------------------------------------
be (i) to provide working capital to Borrower and any or all of the other CIC Entities (as hereinafter defined), (ii) to finance new store expansion (including expansion into other states through other affiliates of Borrower),
(iii) to pay all costs and expenses incurred by the parties hereto in connection with the making and documenting of the Loan, including attorneys' fees and expenses, and (iv) for general corporate and business purposes.

     1.4  Prepayment. Borrower any prepay the indebtedness evidenced by the
          ----------
Notes in whole or in part at any time and from time to time without premium or penalty.

                                   ARTICLE 2
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     2.1  Borrower's Representations. Borrower hereby represents and warrants to
          --------------------------
Lender as follows:

          (a)  Corporate Status. Borrower is a corporation duly organized,
               ----------------
     validly existing and in good standing under the laws of the State of Delaware; and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Loan Documents to which it is a party. Borrower is duly qualified to do business and in good standing in each state in which a failure to be so qualified and in good standing would have a material adverse effect on Borrower's financial position or its ability to conduct its business in the manner now conducted.

          (b)  Other Business Organizations.  Schedule 2.1(b) hereto is a
               ----------------------------   ---------------
     complete list as of the date hereof of each corporation, limited liability company, partnership, joint venture or other business organization (whether now or hereafter existing, the "Subsidiary" or, with respect to all organizations, the "Subsidiaries"; Borrower, the Subsidiaries, Creditcorp of Illinois, LLC and Creditcorp of Ohio, LLC are referred to hereinafter, individually as a "CIC Entity" and collectively as the "CIC Entities") in which Borrower or any Subsidiary owns, directly or indirectly, and capital stock or other equity interest, or with respect to which Borrower or any Subsidiary, alone or in combination with others, is in a control position, which list shows the jurisdiction of incorporation or other organization and the percentage of stock or other equity interest of each Subsidiary. Each CIC Entity which is a corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business as a foreign corporation and is in good standing in the jurisdictions listed in Schedule
                                                                        --------
     2.1(b), and there is no other jurisdiction in which a failure to be so
     ------
     qualified and in good standing would have a material adverse effect on such CIC Entity's financial position or its ability to conduct its business in the manner now being conducted. Each CIC Entity which is not a corporation is a limited liability company duly organized and validly existing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign entity and is in good standing in the jurisdictions listed in Schedule 2.1(b), and then is no other jurisdiction
                             ---------------
     in which a failure to be so qualified and in good standing would have a material adverse effect on such CIC Entity's financial position or its ability to conduct is business in the manner now being conducted. The outstanding capital stock of each CIC Entity which is a corporation is validly issued, fully paid and nonassessable. The CIC Entities have good and valid title to the equity interests in the Subsidiaries shown as owned by each of them on Schedule 2.1(b), free and clear of all liens, claims,
                        ---------------
     charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind, except for any and all pledges in favor of Lender.

          (c)  Authorization. Each of the CIC Entities has full legal right,
               -------------
     power and authority to conduct its business and affairs. Each of the CIC Entities has full legal right, power and authority to enter into and perform its obligations under the Loan Documents to which it is a party, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of each Loan Document to which each CIC Entity is a party, and the performance by each CIC Entity of its obligations thereunder are within the powers of such CIC Entity (corporate or otherwise) and have been duly authorized by all necessary action (corporate or otherwise) properly taken, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with any provision of law, any applicable judgment, ordinance, regulation or order of any court or governmental agency, the charter of bylaws or other organizational documents of such CIC Entity, or any agreement binding upon such CIC Entity. The officer(s) executing this Agreement, the Note and all of the other Loan Documents to which Borrower is a party are duly authorized to act on behalf of such Borrower, The officers executing the Loan Documents on behalf of each of the other CIC Entities are duly authorized to act on behalf of such other CIC Entities.

          (d)  Validity and Binding Effect.  This Agreement and the other Loan
               ---------------------------
     Documents to which any CIC Entity is a party are the legal, valid and binding obligations of such CIC Entity, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

          (e)  Capitalization of Borrower and CIC Entities Which Are Not
               ---------------------------------------------------------
     Subsidiaries.
     -----------

               (1) As of the date hereof, the authorized capital stock of Borrower consists solely of ten thousand (10,000) shares of common stock, $0.01 par value per share ("Common Stock"), of which one thousand ten (1,010) shares are issued and outstanding (the "Shares") and sixty-five (65) shares of which shall be reserved for issuance upon exercise of the Stock Purchase Warrant dated as of the date hereof and issued to Lender by Borrower (the "Borrower Warrant"); provided, however, that the number shares reserved for issuance upon exercise of the Borrower Warrant shall be increased from time to time in accordance with the terms of the Borrower Warrant. As of the date hereof, Borrower shall not have outstanding any stock or securities convertible or exchangeable for any shares of its Common Stock or containing any profit participation features, nor (other than employee stock options which grant options entitling the holders thereof to acquire shares which do not exceed 15% of the shares outstanding provided that the exercise price per share of capital stock under each option or other right granted under the option plan shall in no event be less than 100% of the fair market value of the capital stock on the date such option or other right is granted) shall it have outstanding any rights or options to subscribe for or to purchase its Common Stock or any stock or securities convertible into or exchangeable for its Common Stock or any stock appreciation rights or phantom stock plans, except for the Borrower Warrant. As of the date hereof, Borrower shall not be subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any shares of its capital stock or any warrants, options or other rights to aquire its capital stock (other than forfeitures which do not require Borrower to pay consideration), except as set forth in the Warrant. As of the date hereof, all of the outstanding shares of Borrower's capital stock shall be validly issued, fully paid and nonassessable. There are no statutory or contractual preemptive rights, rights of first refusal, antidilution rights or any similar rights, held by stockholders or option holders of Borrower, with respect to the issuance of the Warrant or the issuance of the Common Stock upon exercise of the Warrant. Borrower has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and (assuming Lender is an "accredited investor" as defined in SEC Rule 501(a) and complies with the covenants therein contained) the offer, sale and issuance of the Warrant hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of Borrower's knowledge, there are no agreements among Borrower's stockholders with respect to any aspect of Borrower's affairs.

     (2) Creditcorp of Illinois, LLC and Creditcorp of Ohio, LLC are hereinafter referred to sometimes as the "Non-Subsidiary Entities." As of the date hereof, the membership interests of the Non-Subsidiary Entities are owned as follows: W. Allan Jones - 81% and Janie P. Jones - 19%. As of the date hereof, neither of the Non-Subsidiary Entities is subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any of its membership interests or any warrants, options or other rights to acquire its membership interests, except for warrants issued or to be issued by the Non-Subsidiary Entities to Lender in connection with the Loan (the "Non-Subsidiary Warrants") and employee options which grant options entitling the holders thereof to acquire interests which do not exceed 15% of the membership interests outstanding (provided that the exercise price for any interests under each option or other right granted under the option plan shall in no event be less than 100% of the fair market value of the interests on the date such option or other right is granted). There are no statutory or contractual rights of first refusal, or any similar rights, held by members or option holders of any of the Non-Subsidiary Entities, with respect to the Non-Subsidiary Entities or the issuance of membership interests upon exercise of any of the Non-Subsidiary Warrants. Neither of the Non-Subsidiary Entities has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of its membership interest, and (assuming Lender is an "accredited investor" as defined in SEC Rule 501(a) and complies with the covenants therein contained) the offer, sale and issuance of the Non-Subsidiary Warrants hereunder do not require registration under the Securities Act or any applicable state securities law. Except for their Operating Agreements, there are no agreements among the members of the Non-Subsidiary Entities with respect to any aspect of the Non-Subsidiary Entities' affairs.

     (f)  Trademarks, Patents, Etc. Schedule 2.1(f) is an accurate and complete
          -----------------------------------------
list of all patents, trademarks, tradenames, trademark registrations, service names, service marks, copyrights, licenses, formulas and applications therefor owned by any of the CIC Entities or used or required by any of the CIC Entities in the operation of its business, title to each of which is, except as set forth in Schedule 2.1(f) hereto, held by Borrower, free and clear of all adverse
         ---------------
claims, liens, security agreements, restrictions or other encumbrances. There is no infringement action, lawsuit, claim or complaint which asserts that the operations of any of the CIC Entities violate or infringe the rights or the trade names, trademarks, trademark registration, service name, service mark or copyright of others with respect to any apparatus or method of any of the CIC Entities or any adversely held trademark, trade name, trademark registration, service name, service mark or copyright, nor are any of the CIC Entities in any way making use of any confidential information or trade secrets of any person except with the consent of such person.

     (g)  No Conflicts. Consummation of the transactions hereby contemplated and
          ------------
the performance of the obligations of any of the CIC Entities under and by virtue of the respective Loan Documents to which they are a party will not result in any breach of, or constitute a default under, any material mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, articles or certificate of organization or operating agreement, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other material instrument or agreement to which any of the CIC Entities are a party or by which any of the CIC Entities, or their respective properties may be bound or affected or to which any of the CIC Entities have not obtained an effective waiver.

     (h)  Litigation. Except as set forth on Schedule 2.1(h), as of the date of
          ----------                         ---------------
this Agreement there are no actions, suits or proceedings pending, or, to the knowledge of Borrower, threatened, against or affecting any of the CIC Entities or involving the validity or enforceability of any of the Loan Documents at law or in equity, or before any governmental or administrative agency; and to Borrower's knowledge, none of the CIC Entities are in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority where such default could have a material adverse effect on it.

     (i)  Financial Statements. The financial statements of the CIC Entities,
          --------------------
dated December 31, 1996, attached hereto as Schedule 2.1(i)(A), are true and
                                            -------------------
correct in all material respects have been prepared on the basis of accounting principles consistently applied, and fairly present the financial condition of the CIC Entities as of the date(s) thereof. No material adverse change has occurred in the financial condition of Borrower since the date(s) thereof, and as of the date of this Agreement, no additional borrowings beyond those borrowings reflected on such financial statements have been made by any of the CIC Entities since the date(s) thereof other than as set forth on Schedule
                                                                  --------
2.1(i)(B).
---------

     (j)  Other Agreements; No Defaults.  None of the CIC Entities is a party to
          -----------------------------
indentures, loan or credit agreements, leases or other agreements or instruments, or subject to any charter or corporate restrictions that could have a material adverse effect on its business, properties, assets, operations or conditions, financial or otherwise, or its ability to carry out its obligations under the Loan Documents to which it is a party. None of the CIC Entities is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business, including but not limited to this Agreement and the other Loan Documents to which it is a party, and no other default or event has occurred and is continuing that with notice or the passage of time or both would constitute a default or event of default under any of same.

     (k)  Compliance With Law.  Each of the CIC Entities has obtained all
          -------------------
material licenses, permits and approvals and authorizations necessary or required in order to conduct its business and affairs as heretofore conducted and as hereafter intended to be conducted. To Borrower's knowledge, each of the CIC Entities is in compliance with all laws, regulations, decrees and orders applicable to it (including but not limited to laws, regulations, decrees and orders relating to environmental, occupational and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition), except to the extent that noncompliance, in the aggregate, cannot reasonably be expected to have a material adverse effect on its business, operations, property or financial condition and will not materially adversely affect its ability to perform its obligations under the Loan Documents to which it is a party.

     (l)  Debt. Schedule 2.1(l) is a complete and correct list of all credit
          ----  ---------------
agreements, indentures, purchase agreements, promissory notes and other evidences of indebteness, guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which any of the CIC Entities, or any of the properties thereof, are in any manner directly or contingently obligated as of the date hereof; and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated, and all liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

          (m)  Taxes. Each of the CIC Entities has filed or caused to be filed
               -----
     all tax returns that to Borrower's knowledge are required to be filed (except for returns that have been appropriately extended), and has paid, or will pay when due, all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on them by any governmental authority, agency or instrumentality, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being contested in good faith by appropriate proceedings, for which appropriate amounts have been reserved). No tax liens have been filed against any of the CIC Entities, or any of the property thereof.

          (n)  [Intentionally omitted.]

          (o)  Certain Transactions. Except as set forth on Schedule 2.1(o), as
               --------------------                         ---------------
     of the date hereof, none of the CIC Entities is indebted, directly or indirectly, to any of its shareholders, officers, directors, members, governors or managers, or to their respective spouses or children, in any amount whatsoever; except as set forth on Schedule 2.1(o), as of the date
                                               ---------------
     hereof, none of said shareholders, officers, directors, members, governors or managers or any members of their immediate families, is indebted to any of the CIC Entities or has any direct or indirect ownership interest in any firm or corporation with which any of the CIC Entities have a business relationship, or any firm or corporation which competes with any of the CIC Entities, except that shareholders, officers, directors, members, governors or managers of any of the CIC Entities may own no more than 4.9% of outstanding stock of publicly traded companies which may compete with any of the CIC Entities. Except as set forth on Schedule 2.1(o), as of the date
                                                 ---------------
     hereof, no officer, director, member, governor or manager of any of the CIC Entities or any member of their immediate families, is, directly or indirectly, interested in any material contract with any of the CIC Entities. Except as contemplated hereby, none of the CIC Entities is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          (p)  Statements Not False or Misleading. No representation or warranty
               ----------------------------------
     given as of the date hereof by Borrower contained in this Agreement or any schedule attached hereto or any statement in any document, certificate or other instrument furnished or to be furnished by any of the CIC Entities to Lender pursuant hereto, taken as a whole, contains or will (as of the time so furnished) contain any untrue statement of a material fact, or omits or will (as of the time so furnished) omit to state any material fact required to be stated therein and necessary in order to make the statements contained therein not misleading.

          (q)  Margin Regulations. None of the CIC Entities are engaged in the
               ------------------
     business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

          (r)  Significant Contracts. Schedule 2.1(r) is a complete and correct
               ---------------------  ---------------
     list of all contracts, agreements and other documents pursuant to which any of the CIC Entities receives, as of the date hereof, revenues in excess of $25,000 per fiscal year. Each such contract, agreement and other document is in full force and effect as of the date hereof and Borrower knows of no reason why such contracts, agreements and other documents would not remain in full force and effect pursuant to the terms thereof.

          (s)  Environmental Matters. Each of the CIC Entities has duly complied
               ---------------------
     with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, except to the extent that failure to do so would not have a material adverse effect on its business. Each of the CIC Entities has been issued and will maintain all required federal, state and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (which shall include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health or safety matters, except to the extent that failure to do so would not have a material adverse effect on its business. None of the CIC Entities has received notice of, or knows of, or suspects facts which might constitute any violations of any federal, state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate or approval, with respect to the operation of the CIC Entities, there has been no emission, spill, release or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of each of the CIC Entities are free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste; or (6) other environmental, health or safety matters affecting any of the CIC Entities or their respective businesses, operations, assets, equipment, property, leaseholds or other facilities. None of the CIC Entities has any indebtedness, obligation or liability (absolute or contingent, matured or not matured), with respect to the storage, treatment, cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup or disposal).

     (t)  Fees; Commissions. Except for the processing and commitment fees paid
          -----------------
pursuant to Section 1.2 and paid to Decosimo Management Consulting, LLP, none of the CIC Entities has agreed to pay any finder's fee, commission, origination fee or other fee or charge to any person or entity with respect to the Loan and investment transactions contemplated hereunder.

     (u)  ERISA. Each of the CIC Entities is in compliance in all material
          -----
respects with all applicable provisions of ERISA (as defined in Section 3.11 hereof). With respect to each of the CIC Entities, neither a reportable event nor a prohibited transaction (as defined in ERISA) has occurred and is continuing with respect to any Plan (as defined in Section 3.11 hereof); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the Pension Benefit Guaranty Corporation (together with any entity succeeding to any or all of its functions, the "PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the CIC Entities, nor any commonly controlled entity (as defined in ERISA) has completely or partially withdrawn from a multiemployer plan (as defined in ERISA); Each of the CIC Entities and each commonly controlled entity has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan property exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of each of the CIC Entities, or any commonly controlled entity to the PBGC or the Plan under Title IV of ERISA; and neither the CIC Entities, nor any commonly controlled entity has incurred any liability to the PBGC under ERISA.

     (v)  Title to Properties. Each of the CIC Entities has good, indefeasible
          -------------------
and insurable title to, or valid leasehold interests in, all its real properties and good title to its other assets, free and clear of all liens other than Permitted Liens (as defined in Section 3.15 hereof).

          (w)  Material Adverse Effect. Since December 31, 1996, no event has
               -----------------------
     occurred which has resulted or which Borrower reasonably believes could be expected to result in a material adverse effect on any of the CIC Entity's ability to perform its obligations under the Loan Documents to which it is a party. No default or event of default under any other agreement will occur as a result of the transactions contemplated by this Agreement or by the Warrant.

          (x)  Financial Solvency. Neither Borrower nor any of the other CIC
               ------------------
     Entities are entering into the arrangements contemplated by this Agreement and the other Loan Documents to which each is a party with actual intent to hinder, delay or defraud either present or future creditors. On and as of the date hereof on a pro forma basis after giving effect to the transactions contemplated by the Loan Documents and to all debts incurred or to be created in connection herewith:

               (1) the present fair salable value of the assets of each of the CIC Entities (on a going concern basis) will exceed its probable liability on its debts (including its contingent obligations);

               (2) None of the CIC Entities has incurred, nor does it intend to or believe that it will incur, debts (including contingent obligations) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of debts); and the amount of cash available to each of the CIC Entities after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of debts, when such amounts are required to be paid; and

               (3) Each of the CIC Entities will have sufficient capital with which to conduct its present and proposed business and the property of each of the CIC Entities does not constitute unreasonably small capital with which to conduct its current business at present levels of operations.

          For purposes of this Section 2.1(x) "debt" means any liability on a
     (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such a right to an equitable remedy is reduced to judgment, fixed, contingent, unmatured, disputed, undisputed, secured, or unsecured.

          (y)  Offering of Notes and Warrant. None of the CIC Entities, nor
               -----------------------------
     anyone acting on their behalf, has offered the Notes, the Warrants (as hereinafter defined) or any similar securities for sale, to or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof, with, any person other than Lender and not more than 35 other institutional investors. None of the

     CIC Entities, nor anyone acting on their behalf, has taken, or will take, any action which would subject the issuance or sale of the Notes or the Warrants to Section 5 of the Securities Act of 1933, as amended, or the registration or qualification provisions of the blue sky laws of any state.

          (z)  Registration Rights. Except as described in the Warrants, none of
               -------------------
     the CIC Entities is under any obligation to register under the Securities Act of 1933, as amended, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

          (aa) Employees. None of the CIC Entities has any current labour
               ---------
     problems or disputes which have resulted in, or which Borrower reasonably believes could be expected to have, a material adverse effect.

          (ab) Issuance Taxes. All taxes imposed on any of the CIC Entities in
               --------------
     connection with the issuance, sale and delivery of the Notes, the Warrants, and the capital stock or other equity interests issuable upon exercise of the Warrants have been or will be fully paid, and all laws imposing such taxes have been or will be fully satisfied.

          (ac) List of Deposit Institutions. Schedule 2.1(ac) sets forth a true
               ----------------------------  ---------------
     and complete list of all deposit institutions at which any of the CIC Entities has or maintains an account or deposits of any kind.

          (ad) Locations and Names. Except as set forth on Schedule 2.1(ad),
               -------------------                         ------------
     none of the CIC Entities has, during the five years preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, nor acquired all or substantially all of the assets, capital stock or operating units of any person. None of the CIC Entities has, during the five years preceding the date of this Agreement, had a business location at any address other than its address(es) set forth on
     Schedule 2.1(ad).
     ---------------

                                ARTICLE 3
                           COVENANTS AND AGREEMENTS
                           ------------------------

          Borrower covenants and agrees that during the term of this Agreement:

     3.1  Payment of Obligations. Borrower shall pay the indebtedness evidenced
          ----------------------
by the Notes according to the respective terms thereof, and shall timely pay or perform, as the case may be, all of the other obligations of Borrower to Lender, direct or contingent, however evidenced or denominated, and however and whenever incurred, including but not limited to indebtedness incurred pursuant to any present or future commitment of Lender to Borrower, together with interest thereon, and any extensions, modifications, consolidations and/or renewals thereof and any notes given in payment thereof.

     3.2  Financial Statements and Reports. Borrower shall furnish to Lender (i)
          --------------------------------
as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of the CIC Entities, a consolidated or combined balance sheet of the CIC Entities as of the close of such fiscal year, a consolidated or combined statement of earnings and retained earnings of the CIC Entities as of the close of such fiscal year and a consolidated or combined statement of cash flows for the CIC Entities for such fiscal year, prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), audited by an independent certified public accountant reasonably acceptable to Lender and certified by an officer of Borrower and accompained by a certificate of the President of Borrower stating that to the best of the knowledge of such officer, each of the CIC Entities has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Documents to which it is a party during the preceding fiscal year and that no Event of Default, as herein defined, has occurred and is continuing (or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action taken or proposed to be taken in connection therewith), (ii) within fifteen (15) days after the end of each calendar month, a consolidated or combined balance sheet of the CIC Entities as of the close of such month and a consolidated or combined statement of earnings and retained earnings of the CIC Entities as of the close of such month, all in reasonable detail (including financial information for the preceding six (6) months), and prepared substantially in accordance with GAAP (except for the absence of footnotes and subject to year-end adjustments), and (iii) with reasonable promptness, such other financial data as Lender may reasonably request. Without Lender's prior written consent, none of the CIC Entities shall modify or change any accounting policies or procedures in effect on the date hereof.

     3.3  Maintenance of Books and Records; Inspection. Each of the CIC Entities
          --------------------------------------------
shall maintain its books, accounts and records in accordance with GAAP, and after reasonable notice from Lender, shall permit Lender, its officers, employees and any professionals designated by Lender in writing, at such CIC Entity's expense, to visit, inspect and/or audit any of its properties, books and financial records, and to discuss its accounts, affairs and finances with such CIC Entity or the principal officers of such CIC Entity during reasonable business hours, all at such times as Lender may reasonably request; provided that no such visit, inspection and/or audit shall materially interfere with the conduct of such CIC Entity's business and the cost of such visit, inspection and/or audit shall not exceed an aggregate of $5,000 per year.

     3.4  Insurance. Without limiting any of the requirements of any of the
          ---------
other Loan Documents, each of the CIC Entities shall maintain in amounts customary for entities engaged in comparable business activity (i) to the extent required by applicable law, worker's compensation insurance (or maintain a legally sufficient amount of self insurance against worker's compensation liabilities, with adequate reserves, under a plan approved by Lender, such approval not to be unreasonably withheld or delayed) and (ii) fire and "all risk" casualty insurance on its properties against such hazards and in at least such amounts as are customary in its business. Each of the CIC Entities will make reasonable efforts to obtain and maintain public liability insurance in an amount, and at a cost, deemed reasonable to its Board of Directors or Board of Governors, as the case may be. At the request of Lender, Borrower will deliver forthwith a certificate specifying the details of such insurance in effect.

     3.5  Taxes and Assessments. Each of the CIC Entities shall (i) file all tax
          ---------------------
returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it with respect to its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (iii) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that any of the CIC Entities, in good faith, may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (ii) and (iii) so long as appropriate reserves are maintained with respect thereto.

     3.6  Legal Existence. Each of the CIC Entities shall maintain its legal
          ---------------
existence and good standing in the state of its formation, and its qualification and good standing as a foreign entity in each jurisdiction in which a failure to be so qualified would have a material adverse effect on its financial position or its ability to conduct its business in the manner now being conducted.

     3.7  Compliance with Law and Other Agreements. Except where the failure to
          ----------------------------------------
do so would not materially adversely affect such CIC Entity's operations or its ability to fulfill its obligations under the Loan Documents to which it is a party, each of the CIC Entities shall maintain its business, operations and property owned or used in connection therewith in compliance with (i) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (ii) all agreements, licenses, franchises, indentures and mortgages to which it is a party or by which it or any of its properties is bound. Without limiting the foregoing, each of the CIC Entities shall pay all of its indebtedness promptly in accordance with the terms thereof.

     3.8  Notice of Default. Borrower shall give written notice to Lender of the
          -----------------
occurrence of any default or Event of Default under this Agreement or any other Loan Document promptly upon the occurrence thereof.

     3.9  Notice of Litigation. Borrower shall give notice, in writing, to
          --------------------
Lender of (i) any actions, suits or proceedings instituted by any persons whomsoever against any of the CIC Entities, or affecting any of the assets of any the CIC Entities, wherein the amount at issue is in excess of Twenty-Five Thousand and No/100ths Dollars ($25,000.00), and (ii) any dispute, not resolved within sixty (60) days of the commencement thereof, between any of the CIC Entities on the one hand and any governmental regulatory body on the other hand, which dispute might materially interfere with the normal operations of any of the CIC Entities.

     3.10  Conduct of Business, Name and Location of Business. Each of the CIC
           --------------------------------------------------
Entities will continue to engage in a business of the same general type and manner as conducted by it on the date of this Agreement. Without Lender's prior written consent (which will not be unreasonably withheld), none of the CIC Entities shall modify or change any terms or conditions of any material contracts and/or agreements to which it is a party on the date hereof. None of the CIC Entities will change its name or any location of its business without providing Lender with 10 days' written notice of such change. In the event any of the CIC Entities makes a change of its name or location of business, Borrower shall cause it to promptly execute any and all financing statements, and amendments or continuations thereof and any other documents that Lender may reasonably request to evidence, continue, and/or perfect any security interest in or pledge of collateral securing the Loan.

     3.11  ERISA Plan. If any of the CIC Entities has in effect, or hereafter
           ----------
institutes, a pension plan that is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, Pub. L. No. 93-406, September 2, 1974, 88 Stat. 829, 29 U.S.C.A. (S) 1001 et seq. (1975), as amended
                                                      ------
from time to time ("ERISA"), then the following warranty and covenants shall be applicable during such period as any such plan (the "Plan") shall be in effect:
(i) Borrower hereby warrants that no fact that might constitute grounds for the involuntary termination of the Plan, or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, exists at the time of execution of this Agreement, (ii) Borrower hereby covenants that throughout the existence of the Plan, the contributions of such CIC Entity under the Plan will meet the minimum funding standards required by ERISA and such CIC Entity will not institute a distress termination of the Plan, and (iii) Borrower covenants that it will send to Lender a copy of any notice of a reportable event (as defined in ERISA) required by ERISA to be filed with the Labor Department or the Pension Benefit Guaranty Corporation, at the time that such notice is so filed.

     3.12  Dividends, Distributions, Stock Rights, etc. Except as set forth in
           -------------------------------------------
this Section 3.12 below, none of the CIC Entities which are corporations shall declare or pay any dividend of any kind (other than stock dividends payable to all holders of any class of capital stock), in cash or in property, on any class of its capital stock, or purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in cash or property in respect thereof, nor make any return of capital of shareholders, nor make any payments in cash or property in respect of any stock options, stock bonus or similar plan (except as required or permitted hereunder), nor make any payments in cash or property in respect of any bonus or similar plan, nor pay any performance bonuses (in excess of $400,000 in the aggregate in any calendar year) and similar payments to management or key employees nor grant any preemptive rights with respect to its capital stock, without the prior written consent of Lender. Except as set forth in this Section 3.12 below, none of the CIC Entities which are limited liability companies shall make any distributions to their members (except to the extent necessary for members to pay taxes attributable to income from their operations) or purchase, redeem, retire or otherwise acquire for value any membership interest, nor make any distribution of any kind in cash or property in respect thereof, nor make any return of capital of members, nor make any payments in cash or property in respect of any bonus or similar plan, performance bonuses (in excess of $400,000 in the aggregate in any calendar year) and similar payments to management or key employees, nor grant any preemptive rights with respect to their membership interests, without the prior written consent of Lender. Notwithstanding anything in this Section 3.12 or elsewhere to the contrary, nothing herein shall prevent any CIC Entity from declaring or paying any dividend of any kind or making any other distribution of any kind to Borrower.

     3.13   Guaranties; Loans; Payment of Debt.  Without Lender's prior express
            ----------------------------------
written consent, none of the CIC Entities shall guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness in excess of $100,000 of any person or entity whatsoever, except for the endorsement of negotiable instruments payable to any of the CIC Entities for deposit or collection in the ordinary course of business. Without Lender's prior express written consent, except as set forth in Section 3.14 hereof, none of the CIC Entities shall (i) make any loan, advance or extension of credit to any person other than in the normal course of its business or (ii) make any payment on any subordinated debt.

     3.14   Debt.  Without the express prior written consent of Lender, none of
            ----
the CIC Entities may create, incur, assume or suffer to exist indebtedness of any description whatsoever, excluding (i) the indebtedness evidenced by the Notes, (ii) the endorsement of negotiable instruments payable to any of the CIC Entities for deposit or collection in the ordinary course of business, (iii) indebtedness incurred in the ordinary course of business (each of which, individually, does not exceed $100,000), (iv) the indebtedness listed on
Schedule 2.1(1) hereto), and (v) loans by any of the CIC Entities to any of the
---------------
other CIC Entities. Notwithstanding the foregoing, Lender agrees that Borrower may incur additional indebtedness up to $2,500,000 in the aggregate (the "Additional Indebtedness") from a bank, venture capital company or other institutional lender and Lender agrees to subordinate the Loan and any security interest in favor of Lender with respect to the Loan to the Additional Indebtedness and enter into intercreditor agreements with respect to the Additional Indebtedness, all on terms reasonably acceptable to Lender.

     3.15   No Liens.  None of the CIC Entities shall create, incur, assume or
            --------
suffer to exist any lien, security interest, security title, mortgage, deed of trust or other encumbrance upon or with respect to any of its properties, now owned or hereafter acquired, except the following permitted liens (the "Permitted Liens"):

            (a)     liens in favor of Lender;

            (b) liens for taxes or assessments or other governmental charges or levies if not yet due and payable;

            (c) liens in connection with the leasing of equipment in favor of the lessor of such equipment;

          (d)  liens described on Schedule 2.1(I) hereto;
                                  ---------------

          (e)  liens securing the Additional Indebtedness;

          (f) rights reserved to or vested in any public authority by the terms of any provision of law affecting the properties of any of the CIC Entities;

          (g) any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with the properties of any of the CIC Entities, which are not due and payable or which are not delinquent or which, or the amount or validity of which, are being contested in good faith by proper proceedings or otherwise preliminary to the institution of such proceedings and for which reasonable reserves have been established; and

          (h) easements, rights-of-way, servitudes, restrictions and other minor defects, encumbrances and irregularities in the title to such property (including, without limitation, leases in the ordinary course of business) which do not materially adversely affect the value thereof.

     3.16   Mergers, Consolidations, Acquisitions and Sales.  Without the prior
            -----------------------------------------------
written consent of Lender which consent will not be unreasonably withheld, none of the CIC Entities shall (a) be a party to any merger, consolidation or reorganization unless (i) all of the parties to the merger, consolidation or reorganization are CIC Entities, (ii) if Borrower is a party to the merger, consolidation or reorganization, Borrower survives the merger, consolidation or reorganization, and (iii) Borrower causes each CIC Entity that survives the merger, consolidation or reorganization to execute and deliver to Lender any and all documents requested by Lender in order for Lender to receive a pledge of, and/or security interest in, the capital stock or other ownership interest of said CIC Entity, a security interest and/or lien on all of the assets of such CIC Entity, and a guaranty by such CIC Entity of the obligations of Borrower pursuant hereto, nor (b) except in connection with the organization of subsidiaries to do business in additional states, purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, nor (c) except for Permitted Liens, sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (d) except in connection with the organization of subsidiaries to do business in additional states, create any Subsidiaries nor convey any of its assets to any Subsidiary. In the event that any of the CIC Entities (or individual owners thereof with respect to the creation of new entities for the purpose of conducting business in other states) create or acquire any new subsidiaries, then any such CIC Entity shall, and/or shall cause each new subsidiary to, execute any and all documents requested by Lender in order for Lender to receive a pledge of, and/or a security interest in, the capital stock or other ownership of said subsidiary, a security interest in and/or lien on all of the assets of said subsidiary, and a guarantee by said subsidiary of the obligations of the CIC Entities pursuant hereto.

     3.17  Transactions With Affiliates.  None of the CIC Entities shall enter
           ----------------------------
into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any affiliate, except as set forth on Schedule 2.1(o) on the date hereof or, subsequently, in the
                ---------------
ordinary course of and pursuant to the reasonable requirements of their respective business and upon fair and reasonable terms no less favorable to them than they would obtain in a comparable arm's length transaction with a person not an affiliate. For the purposes of this Section 3.17, "affiliate" shall mean a person, corporation, partnership or other entity controlling by or under common control with any CIC Entity.

     3.18  Environment.  Each of the CIC Entities shall be and remain in
           -----------
compliance with the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify Lender immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify Lender immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit Lender to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at Lender's request, and at its expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to Lender, and such other and further assurances reasonably satisfactory to Lender that the condition has been corrected.

                                   ARTICLE 4
                             CONDITIONS TO CLOSING
                             ---------------------

     4.1   Closing of the Loan. The obligation of Lender to fund the Loan on the
           -------------------
date hereof (the "Closing Date") is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions:

           (a) Borrower shall have performed and complied in all material respects with all of the covenants, agreements, obligations and conditions required by this Agreement.

           (b) Lender shall have received an opinion of Borrower's counsel, Alston & Bird dated the Closing Date, in form and substance satisfactory to Lender's counsel, Chambliss & Bahner, PLLC.

           (c) Lender shall have received opinions of local counsel to Check Into Cash of Iowa, Inc. and Creditcorp of Ohio, LLC (such local counsel must be satisfactory to Lender's counsel, Chambliss & Bahner, PLLC), dated the Closing Date, in form and substance satisfactory to Lender's counsel, Chambliss & Bahner, PLLC.

           (d) Borrower shall have delivered to Lender an Amended, Restated and Consolidated Second Promissory Note executed by Borrower.

          (e) Borrower shall have delivered to Lender the Borrower Warrant executed by Borrower, in a form acceptable to Lender and each of the Non-Subsidiary Warrants executed by the applicable Non-Subsidiary Entity, each in a form acceptable to Lender (collectively, by the "Warrants").

          (f) Borrower shall have delivered to Lender a Security Agreement executed by Borrower (in form acceptable to Lender) and related UCC-1 Financing Statement(s) (in form acceptable to Lender) executed by Borrower.

          (g) Borrower shall have delivered to Lender a Pledge and Security Agreement (in a form acceptable to Lender) and a related stock proxy, stock power, and stock certificate (all in form acceptable to Lender), executed by each shareholder of Borrower, and a related stock pledge letter (in the form acceptable to Lender) executed by Borrower with respect to each such shareholder.

          (h) Borrower shall have delivered to Lender a Security Agreement and Collateral Assignment of Membership Interests (all in a form acceptable to Lender) and related UCC-1 Financing Statements (all in a form acceptable to Lender) executed by Borrower with respect to each of the Subsidiaries which are limited liability companies.

          (i) Borrower shall have delivered to Lender a Security Agreement and Collateral Assignment of Membership Interests (all in form acceptable to Lender) and related UCC-1 Financing Statements (all in a form acceptable to Lender) executed by W. Allan Jones, Jr. with respect to each of the Non-Subsidiary Entities.

          (j) Borrower shall have delivered to Lender a Security Agreement and Collateral Assignment of Membership Interests (all in form acceptable to Lender) and related UCC-1 Financing Statements (all in a form acceptable to Lender) executed by Janie P. Jones with respect to each of the Non-Subsidiary Entities.

          (k) Borrower shall have delivered to Lender a Pledge and Security Agreement (in form acceptable to Lender) executed by Borrower with respect to each of the Subsidiaries which are corporations.

          (l) Borrower shall have delivered to Lender an Amended and Restated Security Agreement executed by each of the CIC Entities other than Borrower (in form acceptable to Lender) and related UCC-1 Financing Statements (in form acceptable to Lender) executed by each of the CIC Entities other than Borrower.

          (m) Borrower shall have delivered to Lender a Guaranty Agreement executed by each of the CIC Entities other than Borrower (in form acceptable to Lender).

          (n) Borrower shall have delivered to Lender a Landlord's Consent and Subordination of Lien with respect to Borrower's corporation headquarters, executed by the applicable landlord and in a form acceptable to Lender.

     (o) Lender shall have received copies of the charter (or certificate of incorporation) and other publicly filed organizational documents of Borrower (and each of the other CIC Entities which are corporations), certified by the Secretary of State or other appropriate public official in the jurisdiction in which Borrower (and each of the other CIC Entities which are corporations) is incorporated.

     (p) Lender shall have received copies of the operating agreements of each of the CIC Entities which are limited liability companies, certified to Lender by an officer, manager or member of the applicable CIC Entity, and copies of the articles of organization and other publicly filed documents of each of the CIC Entities which are limited liability companies, certified by the Secretary of State or other appropriate public official jurisdiction in which each of such CIC Entities is organized.

     (q) Lender shall have received certified (as of the date of this Agreement) copies of all corporate action taken by Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party.

     (r) Lender shall have received certified (as of the date of this Agreement) copies of all actions taken by each of the CIC Entities other than Borrower, including resolutions of their directors, members or managers (as applicable), authorizing the execution, delivery and performance of the Loan Documents to which each such CIC Entity is a party.

     (s) Lender shall have received a certificate as to the legal existence and good standing of Creditcorp of Ohio, LLC and Check Into Cash of Iowa, Inc., issued by the Secretary of State or other appropriate public official in the jurisdiction in which each such party is incorporated or formed.

     (t) With respect to each of the CIC Entities, Lender shall have received certificates of the Secretaries of State or other appropriate public officials as to their qualification to do business and good standing in each jurisdiction in which a failure to be so qualified would have a material adverse effect on their financial positions or their ability to conduct their business in the manner now conducted and as hereafter intended to be conducted.

     (u) Each of the CIC Entities shall have delivered to Lender a Collateral Assignment of Note, executed by each of them, in a form acceptable to Lender, together with all original promissory notes held by each of them.

     (v) Borrower shall have delivered to Lender a Trademark Security Agreement executed by Borrower (in form acceptable to Lender) and related UCC-1 Financing Statement(s) (in form acceptable to Lender) executed by Borrower.

          (w) Lender shall have received an Intercreditor Estoppel Agreement executed by Cleveland Bank & Trust Company in a form acceptable to Lender.

          (x)  Lender shall have received an Intercreditor Agreement executed by
     W. Allan Jones, Jr. d/b/a Jones Properties in a form acceptable to Lender.

     4.2  Subsequent Advances. The obligation of Lender to fund the subsequent
          -------------------
Advances of the Loan on the date of each such Advance is subject to the fulfillment, on or prior to such date, of each of the following conditions:

          (a) An Event of Default (as herein defined) shall not have occurred and be continuing.

          (b) Borrower shall have delivered a Note executed by Borrower in the original principal amount of the applicable Advance.

          (c) Borrower shall have delivered a Closing Certificate (in form acceptable to Lender), executed by Borrower.

          (d) Borrower shall have caused to be delivered to Lender any and all documents reasonably necessary to secure the Loan with the assets and ownership interest of any subsidiaries and/or affiliates of Borrower created for the expansion of Borrower's business into a state other than one in which Borrower operates on the date hereof.


                                   ARTICLE 5
                             DEFAULT AND REMEDIES
                             --------------------

     5.1  Events of Default. The occurrence of any of the following shall
          -----------------
constitute an Event of Default hereunder:

          (a) Default by Borrower in the payment of the principal of or interest on the indebtedness evidenced by the Note in accordance with the terms of the Note, which default is not cured within five (5) days;

          (b) Any misrepresentation by any of the CIC Entities, or any subsidiary, member, shareholder or affiliate of any of the CIC Entities, as to any material matter hereunder or under any of the other Loan Documents, or delivery by any of the CIC Entities or any subsidiary, member, shareholder or affiliate of any of the CIC Entities of any schedule, statement, resolution, report, certificate, notice or writing to Lender that is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

          (c) Failure of any of the CIC Entities, or any subsidiary, member, shareholder or affiliate of any of the CIC Entities, to perform any of its obligations, covenants or agreements under this Agreement, the Note or any of the other Loan Documents to which it is a party;

          (d) Any of the CIC Entities or their members (i) shall generally not pay or shall be unable to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made; or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

          (e) Any of the CIC Entities shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

          (f) A default or event of default shall occur under any of the other Loan Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

          (g) Any of the CIC Entities shall default in the timely payment or performance of any obligation now or hereafter owed to Lender in connection with any other indebtedness of Borrower or any of the CIC Entities now or hereafter owed to Lender;

          (h) Any of the CIC Entities shall have defaulted and continue to be in default in the timely payment or performance of any other indebtedness or obligation, which in the aggregate exceeds Fifty Thousand and No/100ths Dollars ($50,000.00) or materially adversely affects Borrower's financial condition;

          (i) W. Allan Jones, Jr. shall no longer be significantly involved in the management of Borrower.

   With respect to any Event of Default described above that is capable of being cured and that does not already provide its own cure procedure (a "Curable Default"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if such Curable Default is fully cured and/or corrected within thirty (30) days (ten (10) days, if such Curable Default may be cured by payment of a sum of money) of notice thereof to Borrower given in accordance with the provisions hereof; provided, however, that this provision shall not require notice to

     Borrower and an opportunity to cure any Curable Default of which Borrower has had actual knowledge for the requisite number of days set forth.

          5.2  Acceleration of Maturity; Remedies. Upon the occurrence of any
               ----------------------------------
     Event of Default described in subsection 5.1(d), the indebtedness evidenced by the Notes as well as any and all other indebtedness of any of the CIC Entities to Lender shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, Lender at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by the Notes as well as any and all other indebtedness of any of the CIC Entities to Lender; all without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Notes:

               (a) Lender shall be immediately entitled to exercise any and all rights and remedies possessed by Lender pursuant to the terms of the Notes and all of the other Loan Documents; and

               (b) Lender shall have any and all other rights and remedies that Lender may now or hereafter possess at law, in equity or by statute.

          5.3  Remedies Cumulative; No Wavier. No right, power or remedy
               ------------------------------
     conferred upon or reserved to Lender by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Lender to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

          5.4  Proceeds of Remedies. Any or all proceeds resulting from the
               --------------------
     exercise of any or all of the foregoing remedies shall be applied as set forth in the Loan Document(s) providing the remedy or remedies exercised; if none are specified, or if the remedy is provided by this Agreement, then as follows:

               First, to the costs and expenses, including, without limitation, reasonable attorney's fees incurred by Lender in connection with the exercise of its remedies;

               Second, to the expenses of curing the default that has occurred, in the event that Lender elects, in its sole discretion, to cure the default that has occurred;

               Third, to the payment of the obligations of the CIC Entities under the Loan Documents (the "Obligations"), including but not limited to the payment of the principal of and interest on the indebtedness evidenced by the Note, in such order of priority as Lender shall determine in its sole discretion; and

               Fourth, the remainder, if any, to Borrower or to any other person lawfully thereunto entitled.

                                   ARTICLE 6
                                  TERMINATION
                                  -----------

          6.1  Termination of this Agreement. This Agreement shall remain in
               -----------------------------
     full force and effect until the later of (i) the Maturity Date (as defined in the Notes), or (ii) the payment by Borrower of all amounts owed to Lender, at which time Lender shall cancel the Notes and deliver them to Borrower; provided, however, that if at any time Borrower has satisfied all obligations to Lender, Borrower may terminate this Agreement by providing written notice to Lender.



                                   ARTICLE 7
                                 MISCELLANEOUS
                                 -------------

          7.1  Performance By Lender. If Borrower shall default in the payment,
               ---------------------
     performance or observance of any covenant, term or condition of this Agreement, which default is not cured within the applicable cure period, then Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith (including but not limited to reasonable attorney's fees), with interest thereon at the highest default rate provided in the Note, shall be immediately repaid to Lender by Borrower and shall constitute a part of the Obligations. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid.

          7.2  Successors and Assigns Included in Parties. Whenever in this
               ------------------------------------------
     Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

          7.3  Costs and Expenses. Borrower agrees to pay all reasonable costs
               ------------------
     and expenses incurred by Lender in connection with the making of the Loan, including but not limited to filing fees, recording taxes, indebtedness taxes, and reasonable attorneys' fees, promptly upon demand of Lender. Borrower further agrees to pay all premiums for insurance required to be maintained by the CIC Entities pursuant to the terms of the Loan Documents and all of the out-of-pocket costs and expenses incurred by Lender in connection with the collection of the Loan, amendment to the Loan Documents, or prepayment of the Loan, including but not limited to reasonable attorneys' fees, promptly upon demand of Lender.

     7.4  Assignment. The Note, this Agreement and the other Loan Documents may
          ----------
be endorsed, assigned and/or transferred in whole or in part by Lender, and any such holder and/or assignee of the same shall succeed to and be possessed of the rights and powers of Lender under all of the same to the extent transferred and assigned. Lender may grant participations in all or any portion of its interest in the indebtedness evidenced by the Notes, and in such event Borrower shall continue to make payments due under the Loan Documents to which it is a party to Lender and Lender shall have the sole responsibility of allocating and forwarding such payments in the appropriate manner and amounts. Borrower covenants that none of the CIC Entities shall assign any of its rights nor delegate any of its duties hereunder or under any of the other Loan Documents without the prior express written consent of Lender.

     7.5  Time of the Essence. Time is of the essence with respect to each and
          -------------------
every covenant, agreement and obligation of any of the CIC Entities hereunder and under all of the other Loan Documents.

     7.6  Severability. If any provision(s) of this Agreement or the application
          ------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     7.7  Interest and Loan Charges Not to Exceed Maximum Allowed by Law.
          --------------------------------------------------------------
Anything in this Agreement, the Notes or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loan, acceleration of the maturity of the unpaid balance of the Loan or otherwise, shall the interest and loan charges agreed to be paid to Lender for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Borrower in respect of the indebtedness evidenced by the Notes shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then ipso facto, the obligation to pay such interest and/or loan charges shall
     ----------
be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Lender that exceed such maximum amounts shall be applied to the reduction of the principal balance of the indebtedness evidenced by the Notes and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced by the Notes exceed the maximum amounts permitted from time to time by applicable law.

     7.8  Article and Section Headings: Terminology. Numbered and titled article
          -----------------------------------------
and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement. All personal pronouns used in this Agreement, whether used on the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa.

     7.9  Notices. Any and all notices, elections or demands permitted or
          -------
required to be made under this Agreement or any of the Loan Documents shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or telex or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

The Address of Lender is:          Sirrom Capital Corporation
                                   Suite 200
                                   500 Church Street
                                   Nashville, TN 37219
                                   Attention: John Harrison
                                   Telecopy: 615/726-1208

with a copy to:                    Chambliss & Bahner, PLLC
                                   1000 Tallan Building
                                   Two Union Square
                                   Chattanooga, TN 37402
                                   Attention: J. Patrick Murphy, Esq.
                                   Telecopy: 423/265-9574

The Address of Borrower is:        Check into Cash, Inc.
                                   P.O. Box 1015
                                   205 Second Street N.W., Jones Building
                                   Cleveland, TN 37364-1015
                                   Attention: W. Allan Jones, Jr.
                                   Telecopy: 423/476-9200

with a copy to:                    Alston & Bird
                                   One Atlantic Center
                                   1201 West Peachtree Street
                                   Atlanta, Georgia 30309-3424
                                   Attention: David B. Brown, Jr.
                                   Telecopy: (404) 881-7777

     7.10 Entire Agreement. This Agreement and the other written agreements
          ----------------
between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Obligations, the provision of this Agreement shall control. The execution and delivery of this Agreement and the other Loan Documents by the CIC Entities were not based upon any fact or material provided by Lender, nor were the

CIC Entities induced or influenced to enter into this Agreement or the other Loan Documents by any representation, statement, analysis or promise by Lender.

     7.11   Governing Law and Amendments. This Agreement and all of the Loan
            ----------------------------
Documents shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State except to the extent certain rights and privileges may be granted Lender under applicable federal laws in which event federal law shall control. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     7.12   Survival of Representations and Warranties. All covenants,
            ------------------------------------------
representations and warranties contained herein or in any of the Loan Documents, or made by or furnished on behalf of the CIC Entities in connection herewith or any of the Loan Documents, shall survive the execution and delivery of this Agreement and all other Loan Documents and shall continue in full force and effect so long as the Obligations are unpaid.

     7.13   Jurisdiction and Venue. Borrower, for itself and the other CIC
            ----------------------
Entities, hereby consents to the jurisdiction of the courts of the State of Tennessee and the United States District Court for the Middle District of Tennessee, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any obligations arising under this Agreement or any other Loan Documents or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

     7.14   Waiver of Trial by Jury. LENDER AND BORROWER (FOR ITSELF AND THE
            -----------------------
OTHER CIC ENTITIES) HEREBY WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

     7.15   Counterparts. This Agreement may be executed in any number of
            ------------
counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     7.16   Construction and Interpretation. Should any provision of this
            -------------------------------
Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Borrower, Lender and their respective agents have participated in the preparation hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.


                                        LENDER:
                                        ------

                                        SIRROM CAPITAL CORPORATION, a Tennessee
                                        corporation

                                        By: /s/ John C. Harrison
                                           ----------------------------
                                        Title:  VP
                                              -------------------------


                                        BORROWER:
                                        --------

                                        CHECK INTO CASH, INC., a Delaware
                                        corporation

                                        By: /s/ Nelson Bechhon
                                           -----------------------------
                                        Title: President
                                              --------------------------

                              FIRST AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") dated as of the 1st day of July, 1997, is made and entered into on the terms and conditions hereinafter set forth, by and between CHECK INTO CASH, INC., a Delaware corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Lender made a term loan to Borrower in the original principal amount of Three Million Five Hundred Thousand and No/100ths Dollars ($3,500,000.00) (the "Loan") on the terms and conditions set forth in that certain Amended and Restated Loan Agreement dated as of February 28, 1997, by and between Lender and Borrower (as now or hereafter amended, the "Loan Agreement"); capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement; and

     WHEREAS, Borrower has created certain new Subsidiaries which are Check into Cash of California, Inc., Check into Cash of Missouri, Inc., and Check into Cash of Nebraska, Inc. (collectively, the "New Subsidiaries"), changed the name of other Subsidiaries, and taken other actions with respect to its corporate structure, and in connection therewith, is obligated pursuant to the Loan Agreement to execute and deliver to Lender the additional agreements and documents described below; and

     WHEREAS, this Agreement shall amend the Loan Agreement.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Borrower confirms to Lender that the representations, warranties and covenants contained in the Loan Agreement apply to all of its Subsidiaries (as defined in the Loan Agreement).

     2. Borrower hereby represents and warrants to Lender that all of the representations made in Section 2.1 of the Loan Agreement are (i) now applicable to Borrower and the Subsidiaries and (ii) true and correct as of the date hereof.

     3. Contemporaneous with the execution and delivery of this Amendment. Borrower shall cause to be delivered to Lender the following:

     (a) an Amended and Restated Stock Purchase Warrant executed by Borrower, together with a warrant valuation letter, each in form and substance acceptable to Lender;

     (b) a Second Amended and Restated Security Agreement and an Amended and Restated Guaranty Agreement executed by each of the Subsidiaries and in form and substance satisfactory to Lender;

     (c) UCC-3 Financing Statements executed by each of the Subsidiaries ("changed Subsidiaries") whose names have changed since February 28, 1997, for filing with the Tennessee Secretary of State and each of the Changed Subsidiaries' state of incorporation, each in form and substance satisfactory to Lender;

     (d) UCC-1 Financing Statements executed by each of the New Subsidiaries as debtors for filing with the Tennessee Secretary of State and the state of each of the New Subsidiaries' incorporation, each in form and substance statisfactory to Lender;

     (e) a First Amended to Security Agreement and Collateral Assignment of Membership Interests and an Amended and Restated Membership Assignment Letter, each executed by Borrower and in form and substance satisfactory to Lender;

     (f) Amendments to Pledge and Security Agreement executed by Allan Jones and Janie Jones in form and substance acceptable to Lender;

     (g) such additional stock powers, stock proxies, and other instruments as may be required to evidence Lender's security interests and/or pledges in Borrower and the Subsidiaries, all in form and substance satisfactory to Lender;

     (h) certified resolutions of the New Subsidiaries approving the Loan Documents to which each is a party; and

     (i) UCC-3 Amendments executed by Borrower and Check into Cash Holdings, Inc. reflecting the name changes to the Changed Subsidiaries.

     4. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment and any and all other documents relating to the Loan or the Additional Loan (i) by and between Borrower or any other person or entity and Lender or (ii) executed by Borrower or any other person or entity in favor of Lender. All capitalized terms not defined herein shall have the meanings given to them in the Loan Agreement.

     5. Except as modified and amended hereby, the Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:                               LENDER:
--------                                ------

CHECK INTO CASH, INC.,                  SIRROM CAPITAL CORPORATION,
a Delaware corporation                  a Tennessee corporation

By:  /s/ Fred Krosner                   By:  /s/ John C. Harrison
   ----------------------------            -----------------------------
 Title:       VP                          Title:       VP
       ------------------------                 ------------------------

                              SECOND AMENDMENT TO
                              -------------------
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment"), dated as of September ___,1997, is made and entered into on the terms and conditions hereinafter set forth, by and between CHECK INTO CASH, INC., a Delaware corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                  WITNESSETH
                                  ----------

     WHEREAS, Lender and Borrower entered into an Amended and Restated Loan Agreement, dated as of February 28, 1997, ("Loan Agreement") and subsequently agreed to a First Amendment to Amended and Restated Loan Agreement, dated as of June 2, 1997; and

     WHEREAS, Borrower is an "S" corporation under the Internal Revenue Code of 1986, as amended; and

     WHEREAS, Lender and Borrower agree that the affirmative covenants of Borrower in the Loan Agreement should not prevent Borrower from making distributions to its shareholders for the purpose of paying federal income taxes on the income of Borrower that is attributed to Borrower's shareholders; and

     WHEREAS, Lender and Borrower agree that the covenants of the Borrower in the Loan Agreement should not prevent the Borrower from granting a stock bonus to Stephen Scoggins or extending a loan to Scoggins to pay income taxes incurred in connection with such bonus; and

     WHEREAS, this Amendment shall amend the Loan Agreement.

                                  AGREEMENT
                                  ---------

     1. The Loan Agreement is hereby amended by striking the last sentence of
Section 3.l2 and replacing that sentence with the following:

     "Notwithstanding anything in this Section 3.12 or elsewhere to the contrary, nothing herein shall prevent any CIC Entity from declaring or paying any dividend of any kind or making any other distribution of any kind to Borrower, nor shall anything in this Section 3.12 or elsewhere prevent Borrower, while it retains its status as an "S" corporation under the Internal Revenue Code, from declaring or paying any dividend to is shareholders for the payment of federal income taxes on Borrower's income that is attributed to such shareholders."

     2. The parties hereto agree that any distributions made by Borrower prior to the date of this Amendment that would have been permissible if this Amendment had been in effect, are hereby approved by Lender.

     3. Lender hereby waives Borrower's covenants, contained in Sections 3.12 and 3.13 of the Loan Agreement, not to pay dividends, make distributions or make any payments in cash or property to its shareholders or employees, nor to make loans, advances or other extensions of credit, to the extent such covenants prevent Borrower from making the following distributions, paying the following bonuses or making the following loans:

     (i) July 1, 1997, stock bonus to Stephen Scoggins, pursuant to that certain Employment Agreement by and between Borrower and Stephen Scoggins, dated July 31, 1997 (the "Scoggins Employment Agreement"); and

     (ii) Loan to Stephen Scoggins, on a future date to be determined, pursuant to Section 6(c) of the Scoggins Employment Agreement, for the purpose of paying federal income taxes incurred by Stephen Scoggins in connection with the July 1, 1997 stock bonus, and the future forgiveness of such loan in consideration of Mr. Scoggins' continued service to Borrower.

     4. Pursuant to Section 3.13 of the Loan Agreement, this letter shall also constitute Lender's written consent to Borrower's extension of a loan to Stephen Scoggins, pursuant to Section 6(c) of the Scoggins Employment Agreement, in the amount of the income taxes payable as a result of the July 1, 1997 stock bonus, and the future forgiveness of such loan by the Borrower in consideration of Scoggins' continued service to Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the date first written above.


                                                      SIRROM CAPITAL CORPORATION


                                                      By:/s/ John C. Harrison
                                                         -----------------------

                                                      Title:  VP
                                                            --------------------

                                                      CHECK INTO CASH, INC.


                                                      By:/s/ Fred Krosner
                                                         -----------------------

                                                      Title:  VP
                                                            --------------------

                          THIRD AMENDMENT TO AMENDED
                          AND RESTATED LOAN AGREEMENT
                          ---------------------------

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") dated as of the 26th day of June, 1998, is made and entered into on the terms and conditions hereinafter set forth, by and between CHECK INTO CASH, INC., a Delaware corporation ("Borrower"), SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender"), and SIRROM FUNDING CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Lender ("Funding").

                                   RECITALS:
                                   --------

     WHEREAS, Lender has previously made a term loan to Borrower in the original principal amount of Three Million Five Hundred Thousand and No/100ths Dollars ($3,500,000.00) (the "Original Loan") on the terms and conditions set forth in that certain Amended and Restated Loan Agreement dated February 28, 1997, by and between Lender and Borrower, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated July 1, 1997 by and between Lender and Borrower (the "First Amendment") and that certain Second Amendment to Amended and Restated Loan Agreement dated September 1997 (the "Second Amendment") (the Loan Agreement, as amended by the First Amendment and the Second Amendment, and as now or hereafter amended, is hereinafter referred to as the "Loan Agreement");

     WHEREAS, the Original Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents";

     WHEREAS, Borrower desires to borrow from Lender and Lender desires to lend to Borrower up to an additional Three Million Five Hundred Thousand and No/100ths Dollars ($3,500,000.00) (the "Additional Loan") pursuant to a Secured Promissory Note of even date herewith by Borrower in favor of Lender, on the terms and conditions set forth in the Loan Agreement, secured by the Loan Documents, including without limitation (a) a security interest in certain tangible and intangible personal property granted pursuant to that certain Security Agreement dated February 28, 1997, by and between Borrower and Lender;
(b) a security interest in certain royalties, trademarks and other general intangibles granted pursuant to the Trademark Security Agreement dated February 28, 1997, by and between Borrower and Lender; (c) a pledge of certain securities pursuant to the terms of that certain Pledge and Security Agreement dated February 28, 1997, as amended, by and between Allan Jones and Lender (the "A.J. Pledge Agreement"); (d) a pledge of certain securities pursuant to the terms of that certain Pledge and Security Agreement dated February 28, 1997, as amended, by and between Janie Jones and

Lender (the "J.J. Pledge Amendment"); (e) an Amended and Restated Guaranty Agreement dated July 1, 1997 by the Current Subsidiaries (as defined on the execution pages hereof) in favor of Lender (the "Guaranty"); (f) a Second Amended and Restated Security Agreement dated July 1, 1997 by and between the Current Subsidiaries and Lender (the "Guarantor Security Agreement"); (g) a Security Agreement and Collateral Assignment of Membership Interests dated February 28, 1997, as amended, by and between Borrower and Lender; and (h) a Pledge and Security Agreement dated February 28, 1997, by and between Borrower and Lender (the "Borrower Pledge Agreement").

     WHEREAS, Lender has transferred the Original Loan and the Loan Documents to Funding, subject to the reservation by Lender of certain rights with respect to the making of additional loans to Borrower; and

     WHEREAS, this Amendment shall amend the Loan Documents.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Funding and Lender hereby agree as follows:

     1. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

     2. Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

          (a) Subject to the terms and conditions hereof, Lender shall make the Loan to Borrower by wire transfer in immediately funds. The Loan shall be evidenced by (i) certain Secured Promissory Notes (collectively, the "Original Notes") in the aggregate original principal amount of Three Million Five Hundred Thousand and No/100th Dollars ($3,500,000.00), dated respectively, November 8, 1996, December 26, 1996, March 11, 1997, April 3, 1997, April 17, 1997, May 2, 1997, and May 21, 1997, each in the original principal amount of Five Hundred Thousand and No/100th Dollars ($500,000.00), executed by Borrower in favor of Lender, substantially in the form attached hereto as Exhibit A and incorporated herein by this reference and (ii) a Secured Promissory Note (the "New Note") in the original principal amount of up to Three Million Five Hundred Thousand and No/100th Dollars ($3,500,000.00), dated of even date herewith, executed by Borrower in favor of Lender, substantially in the form of Exhibit A attached to the Third Amendment to Loan Agreement and

     Loan Documents and incorporated herein by this reference (the Original Notes and the New Note shall be referred to herein collectively as the "Notes"). The Loan shall be payable in accordance with the Notes. The Notes, this Agreement and any other instruments and documents executed by Borrower, any guarantor of the Loan, or any shareholder, member, partner, subsidiary, or affiliate of Borrower, now or hereafter evidencing, securing or in any way related to the indebtedness evidenced by the Notes are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents."

          (b) The portion of the Loan represented by the New Note shall be advanced to Borrower in multiple advances (individually, an "Advance" and collectively, the "Advances"). The first Advance shall be in the principal amount of $750,000 and shall be made on the date hereof. The subsequent Advances shall be in increments of at least $500,000. Lender's obligation to fund the subsequent Advances shall be subject to the conditions set forth in Section 4.2. In no event shall the subsequent Advances be made after October 15, 1998.

     3. Section 4.2. of the Loan Agreement is hereby amended to read as follows:

          4.2  Subsequent Advances.  The obligation of Lender to fund the
               -------------------
     subsequent Advances on the date of any Advance is subject to the fulfillment, on or prior to such date, of each of the following conditions:

               (a) An Event of Default (as herein defined) shall not have occurred and be continuing;

               (b) Borrower shall have delivered a Closing Certificate (in a form acceptable to Lender), executed by Borrower; and

               (c) Borrower shall have delivered to Lender a Closing Statement (in a form acceptable to Lender), executed by Borrower.

     4. The obligations of Borrower in connection with and/or relating to the Additional Loan are further evidenced and/or secured by the Loan Documents. In connection therewith:

          (a) Each of the New Subsidiaries (as defined in the execution pages hereof) hereby agree to be a party to and subject to the Guaranty in accordance with its terms. Without limiting the foregoing, each of the New Subsidiaries guarantees to Lender the full and prompt payment and performance of (a) the indebtedness evidenced by the Notes, including, without limitation, principal and any and all interest accrued or to accrue thereon, (b) the obligations of Borrower to Lender pursuant to the Notes, the Loan Agreement and any and all other instruments, documents and/or agreements now or hereafter further evidencing, securing or otherwise related to the indebtedness evidenced by the Notes (collectively the "Loan Documents") and (c) any and all other indebtedness and other obligations of Borrower to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtedness incurred pursuant to any present or future commitment of Lender to Borrower (the aforesaid indebtedness and other obligations are sometimes herein collectively referred to as the "Guaranteed Obligations").

          (b) Each of the New Subsidiaries agree to be a party to and subject to the Guarantor Security Agreement in accordance with its terms. Without limiting the foregoing, each of the New Subsidiaries ("Grantor") hereby grants to Lender a security interest in the following described property and any and all proceeds and products thereto and accessions thereto:

               (i)   Equipment. All equipment and other tangible personal
                     ---------
          property of Grantor of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

               (ii)  Inventory, Accounts, Contract Rights, Chattel Paper,
                     ---------------------------------------------------
          Documents, Instruments and General Intangibles. All of Grantor's
          ----------------------------------------------
          inventory and any agreements for lease of same and rentals therefrom, and all of Grantor's accounts, accounts receivable, contract rights, chattel paper, software, documents, instruments and general intangibles (including but not limited to goodwill, patents and trademarks) and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;

               (iii) Trademarks, Etc. All trademarks, trade names, and service
                     ---------------
          marks now held or hereafter acquired by Grantor, both those that are registered with the United States Patent and Trademark office and any unregistered marks used by Grantor in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Grantor symbolized by such marks, and all patents, licenses, technology and other intangible property of Grantor, whether now owned or hereafter acquired;

               (iv) Copyrights. All copyrights now held or hereafter acquired by
                    ----------
          Grantor and any applications for U.S. copyrights hereafter made by Grantor; and

               (v) Proprietary Information, Computer Data, Etc. All proprietary
                   --------------------------------------------
          information and trade secrets of Grantor with respect to Grantor's business, whether now owned or hereafter acquired, and all of Grantor's computer programs and the information contained therein and all intellectual property rights with respect thereto, whether now owned or hereafter acquired.

     5. Borrower hereby represents and warrants to Lender that all of the representations made in Section 2 of the Loan Agreement are true and correct as of the date hereof except for those representations and warranties which expressly relate to an earlier date (which representations and warranties shall be true and correct as of such date), and except as modified or supplemented by Schedule A attached hereto and incorporated herein by this reference. With
----------
respect to any representations and warranties which expressly relate to an earlier date, Borrower represents that it has set forth on Schedule A any
                                                           ----------
exceptions to such representations and warranties that are necessary to make them true and correct as of the date hereof.

     6. Borrower hereby represents and warrants to Lender that the address designated as Borrower's principal place of business on Schedule B attached
                                                        ----------
hereto and incorporated herein by this reference is the principal place of Borrower's business and that all of the locations set forth on said Schedule B
                                                                    ----------
are the records of all tangible collateral and the place where the records concerning all intangible collateral are kept and/or maintained.

     7. Borrower shall pay to Lender a processing fee of 2% of the Additional Loan which will be paid on a pro rata basis at the time each Advance. In addition, Borrower shall pay all expenses of Lender incurred in connection with the Additional Loan upon the funding of the First Advance of the Additional Loan.

     8. Borrower hereby covenants to Lender that it shall use the proceeds of the Additional Loan for working capital.

     9. The obligation of Lender to fund the Additional Loan on the date hereof is subject to Borrower's delivery to Lender or Lender's receipt of each of the following:

          (a) a Secured Promissory Note executed by Borrower, in form and substance acceptable to Lender;

          (b) a Stock Purchase Warrant executed by Borrower, in form and substance acceptable to Lender and a related warrant valuation letter executed by Borrower in form acceptable to Lender;

          (c) an opinion of Borrower's counsel Alston & Bird, in form and substance satisfactory to Lender's counsel;

          (d) a BIDCO Report executed by Borrower, in form and substance acceptable to Lender;

          (e) a Second Amendment to a Subordination Agreement between NationsBank of Tennessee, Inc., N.A. ("NationsBank") and Borrower executed by NationsBank in form acceptable to Lender;

          (f) a UCC-3 statement of Amendment executed by Borrower for recording with the Tennessee Secretary of State to reflect the increase in the maximum principal indebtedness of the Loan;

          (g) UCC-1 Financing Statements executed by each of the New Subsidiaries for recording with the Tennessee Secretary of State and their respective states of incorporation;

          (h) an Amendment to Stock Pledge Agreement executed by Borrower in form acceptable to Lenders together with related stock proxies, stock powers and stock certificates with respect to each of the New Subsidiaries (all in form acceptable to Lender), executed by Borrower, and related stock pledge letters (all in form acceptable to Lender) executed by each of the New Subsidiaries.

          (i) copies of the certificates or articles of incorporation of Borrower and each of the New Subsidiaries certified by the Secretary of State or other appropriate public official in their respective states of incorporation;

          (j) a certificate as to the legal existence and good standing of Borrower and each of the New Subsidiaries issued by the Secretary of State or other appropriate public official in their respective states of incorporation;

          (k) certified resolutions of the Board of Directors of Borrower and each of the Subsidiaries (including the Subsidiaries) set forth on the signature page hereof authorizing their participation in the transactions set forth and contemplated hereby; and

          (l) the execution of this Agreement by each of the parties set forth on the execution pages hereof.

     10. Borrower represents and warrants that (a) the Loan Documents are valid, binding and enforceable against Borrower and each of the New Subsidiaries and the Current Subsidiaries according to their terms, subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws, and (b) no default or Event of Default presently exists under the Loan Documents and no condition presently exists which, with the giving of notice, the passing of time, or both would cause such a default or Event of Default. Borrower further acknowledges that the obligations of Borrower and each of the New Subsidiaries and the Current Subsidiaries evidenced by the Loan Documents are not subject to any counterclaim, defense or right of setoff, and Borrower hereby releases Lender from any claim, known or unknown, that Borrower may have against Lender as of the date of execution of this Amendment.

     11. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment.

     12. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

     13. Borrower hereby acknowledges that the Loan Documents have been assigned to Funding, subject to the reservation of certain rights with respect to the making of additional loans, and that all references to Lender in the Loan Documents shall hereafter include Funding and Funding is and shall be entitled to all rights and benefits thereunder.

     14. Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

     BORROWER:                               LENDER:
     --------                                ------

     CHECK INTO CASH, INC.                   SIRROM CAPITAL CORPORATION,
     a Delaware corporation                  a Tennessee corporation



     By: /s/ Fred Krosner                    By: JOHN C. HARRISON
        ---------------------------              --------------------------
     Title:      VP                          Title:       VP
           -----------------------                 ------------------------


                                             SIRROM FUNDING CORPORATION,
                                             a Delaware corporation


                                             By:JOHN C. HARRISON
                                                --------------------------
                                             Title:       VP
                                                   -----------------------

                             CURRENT SUBSIDIARIES
                             --------------------

     The following parties (the "Current Subsidiaries") join in the execution of this Amendment to acknowledge and confirm that the Additional Loan is guaranteed pursuant to the Guaranty and is secured by the Guarantor Security Agreement.
The terms of the Guaranty and the Guarantor Security Agreement are hereby modified accordingly.


                                             CREDITCORP OF TENNESSEE, INC.

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH HOLDINGS, INC.

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH OF IOWA, INC.

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH OF KENTUCKY, LLC

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH OF INDIANA, LLC

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH OF ILLINOIS, LLC

                                             By: /s/ Fred Krosner
                                                 --------------------------
                                             Title:         VP
                                                   ------------------------

                                             CHECK INTO CASH OF WISCONSIN, LLC.

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                                             CHECK INTO CASH OF OHIO, LLC

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                                             JONES MANAGEMENT SERVICES, LLC

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                                             CHECK INTO CASH OF NEBRASKA, INC.

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                                             CHECK INTO CASH OF MISSOURI, INC.

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                                             CHECK INTO CASH OF CALIFORNIA, INC.

                                             By: /s/ Fred Krosner
                                                 ------------------------------
                                             Title:         VP
                                                   ----------------------------

                               NEW SUBSIDIARIES
                               ----------------

     The following parties (the "New Subsidiaries") join in the execution of this Amendment for the purpose of agreeing to be bound by Subsections 4(a) and 4(b) hereof.


                                            CHECK INTO CASH OF PENNSYLVANIA,
                                            INC.

                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:         VP
                                                  ------------------------

                                            CHECK INTO CASH OR OREGON, INC.

                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:         VP
                                                  ------------------------

                                            CHECK INTO CASH OR WASHINGTON, INC.

                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:         VP
                                                  ------------------------

                                            CHECK INTO CASH OF NORTH CAROLINA,
                                            INC.

                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:         VP
                                                  ------------------------

                                            CHECK INTO CASH OF MISSISSIPPI,
                                            INC.

                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:         VP
                                                  ------------------------

                                            CHECK INTO CASH OF SOUTH CAROLINA,
                                            INC.


                                            By: /s/ Fred Krosner
                                                --------------------------
                                            Title:
                                                  ------------------------

                                    PLEDGES
                                    -------

     The following parties join in the execution of this Amendment to acknowledge and confirm that the Additional Loan is secured by (i) the A.J. Pledge Agreement, and (ii) the J.J. Pledge Agreement, as applicable.


                                                  /s/ W. Allan Jones Jr.
                                                  -------------------------
                                                  W. Allan Jones, Jr.


                                                  /s/ Janie P. Jones
                                                  -------------------------
                                                  Janie P. Jones